SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date earliest event reported): September 10, 2001
                            ----------------



                       SPEEDNET, INC.
                      --------------------------------
           (Exact name of registrant as specified in its charter)



     DELAWARE                                           52-2295588
----------------------------     -----------      -----------------
(State or other jurisdiction    (Commission       (I.R.S. Employer
 of incorporation)               File No.)        Identification No.)


                        	4719 Quarton Road
	         	 Bloomfield Hills, MI  48301
                  ---------------------------------------
                  (Address of principal executive offices)
                                  (Zip Code)


                               (248) 855-2138
                             ------------------
            (Registrant's telephone number, including area code)

                       339 New York Avenue
                    Huntington Village, NY  11743
		  --------------------------------
	           (Former address of registrant)

Item 5.  Other Events
---------------------
On September 10, 2001, the Company relocated its headquarters to 4719 Quarton Road, Bloomfield Hills, MI 48301 and changed its telephone number to 248-855-2138


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   SPEEDNET, INC.



September 10, 2001               By: /s/  Judith Stahl
                            ----------------------------
                                 Judith Stahl, President